MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.




FUND LOGO




Semi-Annual Report

November 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper






MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999


DEAR SHAREHOLDER

After rising a meager 1.9% in the second quarter of 1999, US gross domestic product (GDP) jumped 5.5% in the third quarter, well above the Federal Reserve Board's estimated growth potential of 3.5%-- 4.0%. Consequently, the Federal Reserve Board raised interest rates for the third time this year in November by pushing both the Federal Funds rate and the discount rate up 0.25% to 5.50% and 5.00%, respectively. Nonetheless, despite the rise in interest rates in 1999, financial conditions still remain resilient amid persistent demand strength. As a result, we expect fourth quarter GDP growth to be similar to third quarter growth.

As stock market indexes moved decidedly higher, the "wealth effect" from rising equity prices continued to fuel consumer spending and propel GDP growth. Third quarter consumer spending rose a strong 4.6%, near its two-year average of 5.0%. Consequently, it is not surprising that consumer confidence readings, which have had a 90% correlation with the US stock market since 1992, are near their all-time highs. In addition, the US labor markets continue to grind tighter. The US unemployment rate fell once again to 4.1%, its lowest level since 1970. However, even with tighter labor markets we have yet to see any measurable acceleration in wages or other broad inflation indexes. Average hourly earnings rose just 3.6% during the 12 months ended November 30, 1999. More importantly, the Employment Cost Index, which measures changes in both wages and benefits, rose just 3.1% during the 12-month period ended September 30, 1999 and was stable over the past several quarters. On a broader scale, the core consumer price index, which excludes the volatile food and energy sectors, rose just 2.1% during the 12 months ended November 30, 1999. This compares favorably with the 2.3% rise recorded over the same period in 1997-1998.

Although inflationary pressures have yet to emerge, we believe three potential inflationary imbalances exist as a result of the persistent strength of the US economy. First, as long as equity prices continue to move upward, consumer spending will undoubtedly remain strong. Since spending accounts for nearly two-thirds of GDP, it is possible for higher stock market prices to indirectly push GDP beyond its potential and threaten long-term inflation stability. Second, the US unemployment rate has fallen steadily in 1999. As the pool of qualified available workers shrinks, wages and benefits could ultimately increase as employers compete against each other to retain or hire new employees. Finally, crude oil prices have risen in excess of 76% in 1999 to over $25 a barrel. Most consumers have experienced this only in the form of higher gasoline prices at the pump. However, should prices remain the same or rise even further, it is possible for these higher costs to ultimately be passed through to consumers in the form of higher prices for other products and services. Although we did not forecast another Federal Reserve Board interest rate hike this year, we believe the Federal Reserve Board will continue to vigorously monitor all inflation risks. As such, should any of the inflation imbalances we have outlined fail to diminish, we believe the Federal Reserve Board could further tighten monetary policy and raise interest rates early in 2000.


Portfolio Strategy
The quarter ended November 30, 1999 saw interest rates rise in the wake of anticipated and actual monetary policy tightening by the Federal Reserve Board. The one-year US Treasury bill rose 0.39% to 5.67%, while the ten-year US Treasury note rose 0.21% to 6.19%. As a result, the US Treasury yield curve narrowed as investors took comfort in the fact the Federal Reserve Board remains on track in keeping inflationary pressures stable. Despite the rise in interest rates in 1999, adjustable rate mortgage securities (ARMS) have performed relatively well on a total rate of return basis for two reasons. First, because of the gradual and orderly rise in interest rates in 1999, coupon adjustments of ARMS have been able to keep pace with the rise in interest rates while not being limited by interest rate caps. This has helped ARMS maintain steady valuations throughout much of 1999. Second, prepayment rates of ARMS have slowed dramatically as higher interest rates have lowered the incentive of homeowners to refinance into fixed-rate mortgages. As a result, slower prepayments have improved the yield of ARMS while increasing investor demand.

During the November quarter, we increased our holdings of adjustable rate securities to 80% of assets. In response to the attractiveness of the London Interbank Offered Rate (LIBOR) curve relative to the US Treasury curve, we invested in securities with monthly resets off LIBOR. In doing so, we were able to take advantage of higher LIBOR rates as well as lower the Fund's weighted average coupon reset frequency to four months. This allowed the Fund to become interest rate sensitive and thus benefit from upward interest rate movements. In addition, we continued to keep the Fund defensively structured. As of November 30, 1999, the Fund's effective duration stood at 0.92 years. (Duration is a measure of the Fund's interest rate sensitivity to interest rate changes, and at 0.92 years the Fund's interest rate sensitivity is similar to a one-year Treasury bill.) Looking ahead, while we do not expect prepayments of ARMS to slow much further from current levels, we do expect prepayments to remain subdued. As such, we believe ARMS will continue to perform well into the coming new year.


In Conclusion
We thank you for your investment in Merrill Lynch Adjustable Rate
Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President and Director




(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



December 30, 1999



To reduce shareholders' expenses, Merrill Lynch Adjustable Rate
Securities Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.




PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                           Since
                                                            3 Month         12 Month     Inception      Standardized
As of November 30, 1999                                   Total Return    Total Return  Total Return    30-Day Yield
ML Adjustable Rate Securities Fund, Inc. Class A Shares       +1.12%         +5.50%        +35.78%          4.90%
ML Adjustable Rate Securities Fund, Inc. Class B Shares       +1.03          +4.69         +41.52           4.34
ML Adjustable Rate Securities Fund, Inc. Class C Shares       +0.92          +4.65         +29.87           4.27
ML Adjustable Rate Securities Fund, Inc. Class D Shares       +1.06          +5.23         +47.54           4.67

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 8/2/91 for Class B & Class D Shares.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                         +5.24%         +1.03%
Inception (10/21/94) through 9/30/99       +6.23          +5.36

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/99                         +4.44%         +0.45%
Five Years Ended 9/30/99                   +5.34          +5.34
Inception (8/2/91) through 9/30/99         +4.27          +4.27

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                         +4.40%         +3.40%
Inception (10/21/94) through 9/30/99       +5.31          +5.31

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                         +4.98%         +0.78%
Five Years Ended 9/30/99                   +5.89          +5.03
Inception (8/2/91) through 9/30/99         +4.81          +4.29

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                           Face                                                                  Percent of
                   Index                  Amount                     Issue                            Value      Net Assets
Adjustable Rate*   Certificate of       $1,490,265    Federal National Mortgage Association,
Mortgage-Backed    Deposit Indexed                    # 307622, 7.657% due 4/01/2023                $   1,545,226      1.8%
Obligations**      Obligations

                   Constant Maturity                  Federal Home Loan Mortgage Corporation:
                   Treasury Indexed      1,304,447      #645073, 7.709% due 5/01/2015                   1,312,643      1.6
                   Obligations             887,221      #607129, 6.743% due 1/01/2016                     895,543      1.1
                                         4,099,362      #840032, 6.416% due 1/01/2019                   4,189,056      5.0
                                         1,819,669      #606108, 6.838% due 9/01/2019                   1,869,419      2.2
                                         1,572,788      #755194, 6.614% due 3/01/2020                   1,597,119      1.9
                                            62,263      #785173, 6.515% due 8/01/2020                      62,730      0.1
                                           843,443      #845139, 6.927% due 3/01/2022                     854,247      1.0
                                         2,710,554      #845535, 6.976% due 10/01/2023                  2,792,295      3.3
                                         3,709,184      #755170, 6.899% due 8/01/2031                   3,796,683      4.5
                                                      Federal National Mortgage Association:
                                         6,068,257      #70169, 6.415% due 12/01/2018                   6,171,318      7.3
                                         2,114,089      #142069, 6.493% due 12/01/2021                  2,178,505      2.6
                                         1,856,259      #139312, 6.754% due 12/01/2021                  1,900,856      2.3
                                           727,539      #181278, 6.491% due 9/01/2022                     733,541      0.9
                                         2,060,863      #200009, 6.556% due 2/01/2023                   2,144,266      2.5
                                         1,842,264      #291252, 7.158% due 8/01/2024                   1,898,398      2.3
                                           460,057      #324905, 6.715% due 9/01/2025                     475,119      0.6
                                                      Government National Mortgage Association:
                                         4,885,007      #8089, 6.125% due 12/20/2022                    4,954,567      5.9
                                         6,472,781      #8123, 6.375% due 1/20/2023                     6,558,750      7.8
                                         2,841,072      #8217, 6.375% due 6/20/2023                     2,870,363      3.4
                                         2,317,588    Prudential Home Mortgage Securities
                                                      Company, Inc., REMIC (a), 92-35-A1,
                                                      7.5445% due 11/25/2022                            2,307,808      2.7

                   Cost of Funds         1,488,518    DLJ Mortgage Acceptance Corp., REMIC (a),
                   Indexed Obligations                91-6-A1, 7.7564% due 9/25/2021                    1,483,524      1.8

                   London Interbank      1,176,265    Federal National Mortgage Association,
                   Offered Rate                       #305729, 7.454% due 2/01/2025                     1,194,097      1.4
                   Indexed Obligations   8,000,000    Morgan Stanley Aircraft Finance Corp.,
                                                      1-A1, 5.61% due 3/15/2023                         7,997,500      9.5
                                                      Resolution Trust Corporation, REMIC (a):
                                         4,174,410      92-C1-B, 7.63% due 8/25/2023                    4,174,160      5.0
                                         1,506,745      92-C8-A2, 6.94% due 12/25/2023                  1,507,875      1.8

                                                      Total Investments in Adjustable Rate
                                                      Mortgage-Backed Obligations                      67,465,608     80.3



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)
                                           Face                                                                  Percent of
                                          Amount                     Issue                            Value      Net Assets
Derivative                             $20,512,229    DLJ Mortgage Acceptance Corp., REMIC (a),
Mortgage-Backed                                       92-6-A1, 0.6545% due 7/25/2022                 $    338,062      0.4%
Obligations**--                             29,186    Federal Home Loan Mortgage Corporation,
Interest Only (b)                                     REMIC (a)(c), 92-1363-C, 371% due
                                                      8/15/2022                                           153,297      0.2
                                                      Sears Mortgage Securities Corp., REMIC (a):
                                             1,359      91-K-A4, 6,042% due 9/25/2021                     121,593      0.2
                                        10,480,480      92-12-A3, 0.4902% due 7/25/2022                   104,805      0.1

                                                      Total Investments in Derivative
                                                      Mortgage-Backed Obligations                         717,757      0.9

Fixed Rate                                            Federal National Mortgage Association:
Mortgage-Backed                          4,954,759      #252703, 6.50% (d) due 9/01/2006                4,873,070      5.8
Obligations**                              978,058      #201892, 8.50% due 9/01/2011                      999,918      1.2

                                                      Total Investments in Fixed Rate
                                                      Mortgage-Backed Obligations                       5,872,988      7.0

                                                      Total Investments in Mortgage-Backed
                                                      Obligations (Cost $75,329,330)                   74,056,353     88.2

Short-Term         Repurchase            8,100,000    Donaldson, Lufkin & Jenrette Securities
Securities         Agreements***                      Corp., purchased on 11/30/1999 to yield
                                                      5.60% to 12/01/1999                               8,100,000      9.6

                                                      Total Short-Term Securities (Cost $8,100,000)     8,100,000      9.6

                                                      Total Investments (Cost $83,429,330)             82,156,353     97.8

                                                      Other Assets Less Liabilities                     1,823,669      2.2
                                                                                                    -------------    ------
                                                      Net Assets                                    $  83,980,022    100.0%
                                                                                                    =============    ======

                (a)Real Estate Mortgage Investment Conduits (REMIC).
                (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                (c)Adjustable rate coupon that resets inversely to changes in the
                   London Interbank Offered Rate.
                (d)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
                  *Adjustable Rate Obligations have coupon rates which reset periodically.
                 **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                ***Repurchase Agreements are fully collateralized by US Government &
                   Agency Obligations.

                   See Notes to Financial Statements.



STATEMENT OF ASSETS ANDLIABILITIES
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$83,429,330)                                    $ 82,156,353
                    Cash                                                                                       7,986,442
                    Receivables:
                      Principal paydowns                                                   $  1,611,439
                      Interest                                                                  596,564
                      Capital shares sold                                                       210,333        2,418,336
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    76,529
                                                                                                            ------------
                    Total assets                                                                              92,637,660
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    8,016,200
                      Capital shares redeemed                                                   336,406
                      Dividends to shareholders                                                 125,525
                      Distributor                                                                46,132
                      Investment adviser                                                          2,298        8,526,561
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       131,077
                                                                                                            ------------
                    Total liabilities                                                                          8,657,638
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 83,980,022
                                                                                                            ============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $      8,376
                    Class B Common Stock, $.10 par value, 600,000,000
                    shares authorized                                                                            679,515
                    Class C Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            101,082
                    Class D Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                             99,155
                    Paid-in capital in excess of par                                                         119,511,603
                    Accumulated realized capital losses on investments--net                                  (35,146,732)
                    Unrealized depreciation on investments--net                                               (1,272,977)
                                                                                                            ------------
                    Net assets                                                                              $ 83,980,022
                                                                                                            ============

Net Asset           Class A--Based on net assets of $794,685 and 83,761
Value:                       shares outstanding                                                             $       9.49
                                                                                                            ============
                    Class B--Based on net assets of $64,253,678 and 6,795,154
                             shares outstanding                                                             $       9.46
                                                                                                            ============
                    Class C--Based on net assets of $9,559,042 and 1,010,822
                             shares outstanding                                                             $       9.46
                                                                                                            ============
                    Class D--Based on net assets of $9,372,617 and 991,553
                             shares outstanding                                                             $       9.45
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999

STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1999
Investment Income:  Interest and discount earned, net of premium amortization                               $  2,740,546

Expenses:           Account maintenance and distribution fees--Class B                     $    253,698
                    Investment advisory fees                                                    211,675
                    Accounting services                                                          39,980
                    Transfer agent fees--Class B                                                 37,599
                    Professional fees                                                            34,898
                    Printing and shareholder reports                                             32,536
                    Registration fees                                                            31,509
                    Account maintenance and distribution fees--Class C                           23,846
                    Directors' fees and expenses                                                 12,928
                    Account maintenance fees--Class D                                            12,691
                    Custodian fees                                                               10,919
                    Transfer agent fees--Class D                                                  4,524
                    Transfer agent fees--Class C                                                  2,954
                    Pricing fees                                                                  1,395
                    Transfer agent fees--Class A                                                    402
                    Other                                                                         6,607
                                                                                           ------------
                    Total expenses                                                                               718,161
                                                                                                            ------------
                    Investment income--net                                                                     2,022,385
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (238,123)
Unrealized Loss on  Change in unrealized depreciation on investments--net                                        (76,655)
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  1,707,607
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six     For the Year
                                                                                           Months Ended         Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1999     May 31, 1999
Operations:         Investment income--net                                                 $  2,022,385     $  4,782,070
                    Realized gain (loss) on investments--net                                   (238,123)         103,526
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                         (76,655)      (1,101,905)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,707,607        3,783,691
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                   (24,782)         (55,645)
                      Class B                                                                (1,593,248)      (3,659,684)
                      Class C                                                                  (138,938)        (230,608)
                      Class D                                                                  (265,417)        (836,133)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (2,022,385)      (4,782,070)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                             (5,191,212)     (19,307,279)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (5,505,990)     (20,305,658)
                    Beginning of period                                                      89,486,012      109,791,670
                                                                                           ------------     ------------
                    End of period                                                          $ 83,980,022     $ 89,486,012
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              Nov. 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                        1999         1999         1998       1997++       1996++
Per Share           Net asset value, beginning of period     $    9.52    $    9.61   $    9.65   $    9.54    $    9.55
Operating                                                    ---------    ---------   ---------   ---------    ---------
Performance:          Investment income--net                       .26          .53         .57         .59          .56
                      Realized and unrealized gain
                      (loss) on investments--net                  (.03)        (.09)       (.04)        .10          .03
                                                             ---------    ---------   ---------   ---------    ---------
                    Total from investment operations               .23          .44         .53         .69          .59
                                                             ---------    ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                   (.26)        (.53)       (.57)       (.58)        (.60)
                                                             ---------    ---------   ---------   ---------    ---------
                    Net asset value, end of period           $    9.49    $    9.52   $    9.61   $    9.65    $    9.54
                                                             =========    =========   =========   =========    =========

Total Investment    Based on net asset value per share           2.45%+++     4.59%       5.66%       7.48%        6.41%
Return:**                                                    =========    =========   =========   =========    =========

Ratios to Average   Expenses                                      .99%*        .92%        .92%        .89%         .81%
Net Assets:                                                  =========    =========   =========   =========    =========
                    Investment income--net                       5.48%*       5.43%       5.93%       6.13%        6.20%
                                                             =========    =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $     795    $     947   $   1,071   $     265    $     281
                                                             =========    =========   =========   =========    =========
                    Portfolio turnover                          23.43%       48.76%      47.55%      18.48%       25.30%
                                                             =========    =========   =========   =========    =========

                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              Nov. 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                        1999         1999         1998       1997++       1996++
Per Share           Net asset value, beginning of period     $    9.49    $    9.58   $    9.62   $    9.53    $    9.56
Operating                                                    ---------    ---------   ---------   ---------    ---------
Performance:          Investment income--net                       .22          .46         .50         .51          .52
                      Realized and unrealized gain
                      (loss) on investments--net                  (.03)        (.09)       (.04)        .09         (.02)
                                                             ---------    ---------   ---------   ---------    ---------
                    Total from investment operations               .19          .37         .46         .60          .50
                                                             ---------    ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                   (.22)        (.46)       (.50)       (.51)        (.53)
                                                             ---------    ---------   ---------   ---------    ---------
                    Net asset value, end of period           $    9.46    $    9.49   $    9.58   $    9.62    $    9.53
                                                             =========    =========   =========   =========    =========

Total Investment    Based on net asset value per share           2.06%+++     3.78%       4.85%       6.44%        5.34%
Return:**                                                    =========    =========   =========   =========    =========

Ratios to Average   Expenses                                     1.76%*       1.70%       1.70%       1.65%        1.59%
Net Assets:                                                  =========    =========   =========   =========    =========
                    Investment income--net                       4.70%*       4.66%       5.19%       5.35%        5.45%
                                                             =========    =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  64,254    $  72,875   $  85,094   $ 106,061    $ 137,387
                                                             =========    =========   =========   =========    =========
                    Portfolio turnover                          23.43%       48.76%      47.55%      18.48%       25.30%
                                                             =========    =========   =========   =========    =========


                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              Nov. 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                        1999         1999         1998       1997++       1996++
Per Share           Net asset value, beginning of period     $    9.49    $    9.58   $    9.63   $    9.53    $    9.56
Operating                                                    ---------    ---------   ---------   ---------    ---------
Performance:          Investment income--net                       .22          .45         .49         .50          .48
                      Realized and unrealized gain
                      (loss) on investments--net                  (.03)        (.09)       (.05)        .11          .01
                                                             ---------    ---------   ---------   ---------    ---------
                    Total from investment operations               .19          .36         .44         .61          .49
                                                             ---------    ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                   (.22)        (.45)       (.49)       (.51)        (.52)
                                                             ---------    ---------   ---------   ---------    ---------
                    Net asset value, end of period           $    9.46    $    9.49   $    9.58   $    9.63    $    9.53
                                                             =========    =========   =========   =========    =========

Total Investment    Based on net asset value per share           2.04%+++     3.74%       4.71%       6.51%        5.30%
Return:**                                                    =========    =========   =========   =========    =========

Ratios to Average   Expenses                                     1.80%*       1.73%       1.74%       1.70%        1.57%
Net Assets:                                                  =========    =========   =========   =========    =========
                    Investment income--net                       4.65%*       4.62%       5.15%       5.34%        5.40%
                                                             =========    =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   9,559    $   6,256   $   4,434   $   5,315    $   3,078
                                                             =========    =========   =========   =========    =========
                    Portfolio turnover                          23.43%       48.76%      47.55%      18.48%       25.30%
                                                             =========    =========   =========   =========    =========

                                                                                        Class D
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              Nov. 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                        1999         1999         1998       1997++       1996++
Per Share           Net asset value, beginning of period     $    9.49    $    9.58   $    9.62   $    9.52    $    9.55
Operating                                                    ---------    ---------   ---------   ---------    ---------
Performance:          Investment income--net                       .25          .51         .55         .57          .56
                      Realized and unrealized gain
                      (loss) on investments--net                  (.04)        (.09)       (.04)        .09         (.01)
                                                             ---------    ---------   ---------   ---------    ---------
                    Total from investment operations               .21          .42         .51         .66          .55
                                                             ---------    ---------   ---------   ---------    ---------
                    Less dividends from investment
                    income--net                                   (.25)        (.51)       (.55)       (.56)        (.58)
                                                             ---------    ---------   ---------   ---------    ---------
                    Net asset value, end of period           $    9.45    $    9.49   $    9.58   $    9.62    $    9.52
                                                             =========    =========   =========   =========    =========

Total Investment    Based on net asset value per share           2.22%+++     4.32%       5.40%       7.11%        5.91%
Return:**                                                    =========    =========   =========   =========    =========

Ratios to Average   Expenses                                     1.24%*       1.17%       1.18%       1.13%        1.06%
Net Assets:                                                  =========    =========   =========   =========    =========
                    Investment income--net                       5.21%*       5.18%       5.70%       5.87%        5.98%
                                                             =========    =========   =========   =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $   9,372    $   9,408   $  19,193   $  13,267    $  12,800
                                                             =========    =========   =========   =========    =========
                    Portfolio turnover                          23.43%       48.76%      47.55%      18.48%       25.30%
                                                             =========    =========   =========   =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its accountmaintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, that are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account      Distribution
                            Maintenance Fee      Fee

Class B                           .25%          .50%
Class C                           .25%          .55%
Class D                           .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                              MLFD       MLPF&S

Class D                       $21         $411

For the six months ended November 30, 1999, MLPF&S received contingent deferred sales charges of $45,390 and $459 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 1999, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $1,060 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $17,915,830 and $25,220,836, respectively.

Net realized losses for the six months ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:


                                  Realized        Unrealized
                                   Losses           Losses

Long-term investments           $   (238,123)   $  (1,272,977)
                                ------------    -------------
Total                           $   (238,123)   $  (1,272,977)
                                ============    =============

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,272,977, of which $253,306 related to appreciated securities and $1,526,283 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $83,429,330.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $5,191,212 and $19,307,279 for the six months ended November
30, 1999 and for the year ended May 31, 1999, respectively.


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           15,549     $    148,129
Shares issued to shareholders
in reinvestment of dividends           1,454           13,836
                                  ----------     ------------
Total issued                          17,003          161,965
Shares redeemed                      (32,729)        (311,232)
                                  ----------     ------------
Net decrease                         (15,726)    $   (149,267)
                                  ==========     ============


Class A Shares for the Year                         Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                          317,428     $  3,033,210
Shares issued to shareholders
in reinvestment of dividends           3,452           32,959
                                  ----------     ------------
Total issued                         320,880        3,066,169
Shares redeemed                     (332,797)      (3,178,358)
                                  ----------     ------------
Net decrease                         (11,917)    $   (112,189)
                                  ==========     ============


Class B Shares for the Six Months                   Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                          901,954     $  8,548,487
Shares issued to shareholders
in reinvestment of dividends          94,765          898,539
                                  ----------     ------------
Total issued                         996,719        9,447,026
Automatic conversion of shares        (7,893)         (74,842)
Shares redeemed                   (1,871,584)     (17,742,637)
                                  ----------     ------------
Net decrease                        (882,758)    $ (8,370,453)
                                  ==========     ============


Class B Shares for the Year                         Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                        2,325,387    $  22,030,937
Shares issued to shareholders
in reinvestment of dividends         219,122        2,181,486
                                  ----------    -------------
Total issued                       2,544,509       24,212,423
Automatic conversion of shares       (18,010)        (175,541)
Shares redeemed                   (3,730,285)     (35,491,399)
                                  ----------    -------------
Net decrease                      (1,203,786)   $ (11,454,517)
                                  ==========    =============


Class C Shares for the Six Months                   Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                          591,662     $  5,599,224
Shares issued to shareholders
in reinvestment of dividends          10,159           96,364
                                  ----------     ------------
Total issued                         601,821        5,695,588
Shares redeemed                     (249,893)      (2,368,696)
                                  ----------     ------------
Net increase                         351,928     $  3,326,892
                                  ==========     ============

Class C Shares for the Year                         Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                          724,961     $  6,910,713
Shares issued to shareholders
in reinvestment of dividends          18,509          176,108
                                  ----------     ------------
Total issued                         743,470        7,086,821
Shares redeemed                     (547,342)      (5,218,920)
                                  ----------     ------------
Net increase                         196,128     $  1,867,901
                                  ==========     ============


Class D Shares for the Six Months                   Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                          259,150     $  2,458,440
Automatic conversion of shares         7,900           74,842
Shares issued to shareholders
in reinvestment of dividends          16,863          159,844
                                  ----------     ------------
Total issued                         283,913        2,693,126
Shares redeemed                     (283,904)      (2,691,510)
                                  ----------     ------------
Net increase                               9     $      1,616
                                  ==========     ============


Class D Shares for the Year                         Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                          488,064     $  4,641,647
Automatic conversion of shares        18,013          175,541
Shares issued to shareholders
in reinvestment of dividends          57,441          546,632
                                  ----------     ------------
Total issued                         563,518        5,363,820
Shares redeemed                   (1,576,087)     (14,972,294)
                                  ----------     ------------
Net decrease                      (1,012,569)    $ (9,608,474)
                                  ==========     ============


5. Capital Loss Carryforward:
At May 31, 1999, the Fund had a net capital loss carryforward of approximately $34,876,000, of which $20,978,000 expires in 2002, $3,888,000 expires in 2003, $7,641,000 expires in 2004, $251,000 expires in 2005, $1,820,000 expires in 2006 and $298,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.